UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

           First Trust Intermediate Duration Preferred & Income Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                             INTERMEDIATE DURATION
                               PREFERRED & INCOME
                                      FUND
                                     (FPF)

                                 ANNUAL REPORT
                          FOR THE PERIOD MAY 23, 2013
                          (COMMENCEMENT OF OPERATIONS)
                            THROUGH OCTOBER 31, 2013

 FIRST TRUST

 STONEBRIDGE
 Advisors LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  5
Statement of Assets and Liabilities ......................................... 13
Statement of Operations ..................................................... 14
Statement of Changes in Net Assets........................................... 15
Statement of Cash Flows...................................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Report of Independent Registered Public Accounting Firm...................... 23
Additional Information....................................................... 24
Board of Trustees and Officers............................................... 28
Privacy Policy............................................................... 30


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:

I am pleased to present you with the first annual report for your investment in First Trust Intermediate Duration Preferred & Income Fund (the "Fund").

As a shareholder, twice a year you will receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the last twelve months saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
"AT A GLANCE"
October 31, 2013 (Unaudited)

------------------------------------------------------------------------
Fund Statistics
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    FPF
Common Share Price                                                $21.01
Common Share Net Asset Value ("NAV")                              $23.51
Premium (Discount) to NAV                                       (10.63)%
Net Assets Applicable to Common Shares                    $1,427,164,432
Current Monthly Distribution per Common Share (1)                $0.1525
Current Annualized Distribution per Common Share                 $1.8300
Current Distribution Rate on Closing Common Share Price (2)        8.71%
Current Distribution Rate on NAV (2)                               7.78%
------------------------------------------------------------------------


------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

             NAV            Common Share Price
5/13        23.85                  25.00
            23.79                  25.05
            23.51                  25.00
            23.25                  25.07
            22.84                  24.89
6/13        23.00                  25.00
            23.01                  24.45
            23.18                  24.05
            23.42                  23.05
7/13        23.42                  23.15
            23.26                  22.20
            23.24                  21.70
            23.03                  21.11
            22.93                  20.94
8/13        22.97                  21.39
            22.74                  20.81
            22.76                  21.38
            23.02                  20.70
9/13        23.01                  20.91
            22.92                  21.39
            22.99                  21.10
            23.25                  20.94
            23.41                  21.01
10/13       23.51                  21.01
------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                         Cumulative Total Return
                                                          Inception (5/23/2013)
                                                              to 10/31/2013
FUND PERFORMANCE (3)
NAV                                                               0.60%
Market Value                                                    -14.13%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index         -6.24%
BofA Merrill Lynch U.S. Capital Securities Index                 -0.03%
Blended Benchmark(4)                                             -3.14%
--------------------------------------------------------------------------------


---------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
---------------------------------------------------------
Commercial Banks                                 33.9%
Insurance                                        31.2
Diversified Financial Services                   17.5
Capital Markets                                   5.1
Real Estate Investment Trusts (REITs)             2.7
Electric Utilities                                2.7
Oil, Gas & Consumable Fuels                       2.1
Diversified Telecommunication Services            1.8
Multi-Utilities                                   1.2
Metals & Mining                                   0.8
Consumer Finance                                  0.6
Energy Equipment & Services                       0.3
Wireless Telecommunication Services               0.1
---------------------------------------------------------
                                  Total         100.0%
                                                ======


---------------------------------------------------------
                                              % OF TOTAL
TOP 10 HOLDINGS                               INVESTMENTS
---------------------------------------------------------
General Electric Capital Corp., 7.125%            2.7%
Wells Fargo & Co., 7.980%                         2.7
JPMorgan Chase & Co., 7.900%                      2.3
XL Group PLC, 6.500%                              2.0
QBE Capital Funding III Ltd., 7.250%              2.0
Cooperatieve Centrale Raiffeisen-
   Boerenleenbank BA, 8.400%                      1.7
Deutsche Bank Capital Funding Trust
   VII, 5.628%                                    1.5
Aviva PLC, 8.250%                                 1.5
American International Group, Inc., 8.175%        1.5
Bank of America Corp., 8.000%                     1.4
---------------------------------------------------------
                                  Total          19.3%
                                                ======


(1) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales loads and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended benchmark consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ALLEN SHEPARD, PH.D. - VICE PRESIDENT, SENIOR RISK ANALYST AND PORTFOLIO
   ANALYTICS
ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA - CREDIT ANALYST
PAUL KRESS - JR. TRADER AND ANALYST
ERIC WEAVER - TRADER AND ANALYST

The Fund's statement of additional information includes additional information about the Portfolio Managment Team and is available, without charge, upon request, by calling (800) 988-5891.

                                   COMMENTARY

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND

The Fund commenced operations on May 23, 2013. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its objectives by investing in preferred and other income-producing securities. The Fund seeks to maintain, under normal market conditions, a duration excluding the effects of leverage, of between three and eight years. There can be no assurance that the Fund's investment objectives will be achieved.

MARKET RECAP

After more than 4 years of positive results in the preferred and hybrid securities market, in May 2013, near the inception of the Fund, the global financial markets entered into a period of increased volatility.

In late May, statements from the Federal Open Markets Committee related to initiating the tapering of Quantitative Easing ("QE") caused Treasuries to sell off, and by the beginning of June, preferred and hybrid securities followed Treasuries lower. The market volatility continued as the sell-off that began throughout fixed-income markets in early May did not break until late September. Yields across fixed-income increased gradually as markets attempted to price in expectations for a "taper" or reduction in the pace of the Federal Reserve's monthly asset purchase program, heavily expected to begin in September. During this period, price declines were further compounded by significant redemptions in fixed-income fund products. The "no taper" decision at the September 18 Federal Reserve meeting surprised the markets, causing an abrupt rally of the 10-year Treasury and providing support to most of the fixed-income market over the final two weeks of the month. The preferred market underperformed most other fixed-income asset classes as it did not fully participate in the sharp rebound seen by other segments in the market during the final two weeks of September. As investors looked to reduce duration, the preferred market saw spreads over Treasuries rising, particularly for longer duration securities, compounding price declines. Volatility ensued once again through mid-October, this time in reaction to the extended U.S. government shutdown. Once the U.S. government was reopened on October 17, preferred securities stabilized through the fiscal year end of October 31, 2013, along with most other fixed-income securities, as investors took advantage of higher yields and wider spreads in the preferred and hybrid market.

PERFORMANCE SUMMARY

For the period beginning May 23, 2013 (inception date of Fund) and ending on the fiscal year-end of October 31, 2013, the Fund produced a total return on its Market Price (MP) of -14.13% and a total return on Net Asset Value (NAV) of 0.60%. This compares to the Fund's blended benchmark index total return of -3.14%. The blended benchmark used for the Fund consists of equal 50% weightings in both the BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and the BofA Merrill Lynch U.S. Capital Securities Index (C0CS).

As of October 31st, the Fund traded at a 10.63% discount to NAV. The underperformance of the MP relative to NAV and the blended benchmark was likely a result of selling pressure in fixed-income fund products over the past few months. The primary factors that contributed to the outperformance of the Fund's NAV relative to the blended benchmark were a higher weighting in institutional securities with a concentration in fixed-to-floating rate securities, shorter duration, timing of

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

investments and security selection. With a concentration in preferreds and hybrids with a fixed-to-floating rate coupon structure, the overall portfolio duration was shortened considerably lower than the benchmark, as these securities tend to have shorter durations than fixed-rate securities. Given the timing of the inception of the Fund and subsequent invest-up period, the Fund was able to take advantage of declining prices in the market, selecting the best securities on a relative value basis and positioning the Fund to perform well in the rising rate environment. The Fund utilized close to 30% leverage once it got fully invested. Given the market weakness from May to August, the invest-up period for the Fund was extended, which aided performance as the Fund was buying securities and adding leverage at lower prices than at the time of its launch. The use of leverage had a positive effect to the Fund's NAV total return during the period.

MARKET AND FUND OUTLOOK

Stonebridge is cautiously optimistic about the performance of the preferred market for the remainder of 2013 and into early 2014. While volatility in the Treasury market is likely to continue to impact the preferred market, we continue to believe that preferred and hybrid securities are an attractive source of income relative to other asset classes, and that current pricing in the preferred market is supported by fundamental valuations, as witnessed by the wide spreads relative to Treasuries and other fixed-income alternatives.

From a macro perspective, the Fed appears to be on hold with tapering economic stimulus until the first quarter of 2014, at the earliest, while economic conditions improve more slowly than initially anticipated. Outside of the U.S., the global economy appears to be improving, but remains weak. As a result, we believe interest rates are likely to stabilize over the near term, with the long end of the treasury yield curve range-bound through year end and no rise in the front end of the curve for at least one year.

The spread to Treasuries remains wide to historical averages and preferred securities continue to offer investors relatively high income on a current-yield basis. As of October 31, 2013, the current yield on $25 par preferred securities, based on P0P1, was 6.67%, resulting in a spread of 417 basis points over the 10-year Treasury, 71 basis points wider than the 15-year historical average of 346 basis points. The current yield on $1000 par preferred securities, based on C0CS, was 6.07%, resulting in a spread of 357 basis points over the 10-year Treasury, 21 basis points wider than the 15-year historical average of 336 basis points. (Source: Bank of America Merrill Lynch Research, Stonebridge Advisors LLC). Historically wide spreads coupled with improved profitability and credit fundamentals in the major sectors represented in the preferred securities universe provide the potential for further spread tightening in preferred securities (a cushion against rising rates).

Stonebridge will continue to actively manage the Fund to seek to protect against the downside risks in the market while aiming to outperform in all market environments. We intend to maintain a shorter duration in the Fund than the index to seek to protect investors in a rising interest rate environment. As of October 31, 2013, the effective duration of the portfolio was less than 5.5 years, while the blended benchmark had an effective duration upward of 7 years. The goal over the next few months is to continue the strategy of optimizing the Fund's investment portfolio to generate high current income while reducing interest rate sensitivity and credit risk. We currently see the best value, in terms of structure, in certain fixed-to-floating rate securities, high coupon/low duration securities and regulatory call candidates. Fixed-to-floating rate securities currently provide attractive income for investors while providing protection against rising interest rates in the future. Regulatory-call candidates are those that will lose tier-1 qualifying credit due to regulatory changes and, thus, will likely be redeemed or tendered in the short- to intermediate-term, providing support for securities that are attractively priced to a potential early call. Stonebridge continues to believe that interest rate risk in the preferred and hybrid market is manageable through security selection and that, particularly in the current market environment, active management is paramount with respect to security selection, assessing relative value and managing interest rate risk.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$20 PAR PREFERRED SECURITIES - 0.4%

               REAL ESTATE INVESTMENT TRUSTS - 0.4%
      312,157  CommonWealth REIT (a) .............................................    7.50%      11/15/19   $    6,477,258
                                                                                                            --------------
               TOTAL $20 PAR PREFERRED SECURITIES ........................................................       6,477,258
               (Cost $6,565,806)                                                                            --------------


$25 PAR PREFERRED SECURITIES - 22.9%

               CAPITAL MARKETS - 2.3%
       21,808  Affiliated Managers Group, Inc.....................................    6.38%      08/15/42          508,781
      100,000  Apollo Investment Corp.............................................    6.88%      07/15/43        2,146,000
      189,424  Ares Capital Corp..................................................    7.00%      02/15/22        4,953,437
       44,567  Ares Capital Corp..................................................    7.75%      10/15/40        1,153,394
      334,403  Goldman Sachs Group, Inc. (a) .....................................    6.13%      11/01/60        8,246,378
      221,140  Morgan Stanley Capital Trust VI (a) ...............................    6.60%      02/01/46        5,455,524
      214,051  Morgan Stanley Capital Trust VII (a) ..............................    6.60%      10/15/66        5,267,795
      208,643  Raymond James Financial, Inc. (a) .................................    6.90%      03/15/42        5,347,520
                                                                                                            --------------
                                                                                                                33,078,829
                                                                                                            --------------
               COMMERCIAL BANKS - 4.5%
        2,115  Deutsche Bank Capital Funding Trust X .............................    7.35%         (b)             53,552
      323,084  HSBC Holdings PLC, Series 2 (a) ...................................    8.00%         (b)          8,836,347
      220,000  PNC Financial Services Group, Inc., Series P (c) ..................    6.13%         (b)          5,583,600
      246,368  Regions Financial Corp., Series A (a) .............................    6.38%         (b)          5,641,827
      523,170  Santander Finance Preferred SAU, Series 10 ........................   10.50%         (b)         14,047,115
      190,000  SunTrust Banks, Inc., Series E (a) ................................    5.88%         (b)          4,094,500
      200,000  Taylor Capital Group Inc., Series A (a) ...........................    8.00%         (b)          5,348,000
      165,000  Texas Capital Bancshares Inc., Series A (a) .......................    6.50%         (b)          3,672,900
      411,951  Wells Fargo & Co. (a) (c) .........................................    5.85%         (b)         10,018,648
      175,000  Wells Fargo & Co., Series J (a) ...................................    8.00%         (b)          4,977,000
       66,300  Zions Bancorporation, Series G (c) ................................    6.30%         (b)          1,574,625
                                                                                                            --------------
                                                                                                                63,848,114
                                                                                                            --------------
               CONSUMER FINANCE - 0.6%
      333,306  Discover Financial Services, Series B (a) .........................    6.50%         (b)          7,972,680
                                                                                                            --------------
               DIVERSIFIED FINANCIAL SERVICES - 5.4%
      817,473  Citigroup Capital XIII (a) (c) ....................................    7.88%      10/30/40       22,480,508
       87,674  Citigroup, Inc., Series J (c) .....................................    7.13%         (b)          2,271,633
      200,000  Citigroup, Inc., Series K (c) .....................................    6.88%         (b)          4,990,000
       95,000  Countrywide Capital IV ............................................    6.75%      04/01/33        2,395,900
      535,567  Countrywide Capital V (a) .........................................    7.00%      11/01/36       13,415,953
      196,292  ING Groep N.V. (a) ................................................    6.20%         (b)          4,565,752
      279,112  ING Groep N.V. (a) ................................................    6.38%         (b)          6,587,043
       60,085  ING Groep N.V......................................................    7.05%         (b)          1,500,923
       47,426  ING Groep N.V......................................................    7.20%         (b)          1,193,238
      276,254  ING Groep N.V......................................................    7.38%         (b)          6,972,651
       14,077  KKR Financial Holdings LLC ........................................    8.38%      11/15/41          390,637
      243,087  KKR Financial Holdings LLC, Series A (a) ..........................    7.38%         (b)          6,023,696

                        See Notes to Financial Statements                 Page 5

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
      172,752  RBS Capital Funding Trust VII, Series G ...........................    6.08%         (b)     $    3,783,269
                                                                                                            --------------
                                                                                                                76,571,203
                                                                                                            --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
       83,750  Qwest Corp.........................................................    7.38%      06/01/51        2,097,937
      148,899  Qwest Corp. (a) ...................................................    7.50%      09/15/51        3,755,233
      120,211  Qwest Corp. (a) ...................................................    7.00%      04/01/52        2,970,414
      315,508  Qwest Corp. (a) ...................................................    6.13%      06/01/53        6,657,219
                                                                                                            --------------
                                                                                                                15,480,803
                                                                                                            --------------
               ELECTRIC UTILITIES - 0.7%
      189,962  Entergy Arkansas Inc...............................................    4.75%      06/01/63        3,690,962
       59,454  Entergy Texas, Inc.................................................    7.88%      06/01/39        1,576,125
       69,149  NextEra Energy Capital Holdings, Inc., Series F ...................    8.75%      03/01/69        1,789,576
        2,639  NextEra Energy Capital Holdings, Inc., Series G ...................    5.70%      03/01/72           57,029
       14,226  NextEra Energy Capital Holdings, Inc., Series H ...................    5.63%      06/15/72          301,591
      101,653  PPL Capital Funding, Inc., Series B ...............................    5.90%      04/30/73        2,187,573
                                                                                                            --------------
                                                                                                                 9,602,856
                                                                                                            --------------
               INSURANCE - 5.0%
       67,806  Arch Capital Group Ltd., Series C .................................    6.75%         (b)          1,642,939
      200,000  Aspen Insurance Holdings Ltd. (a) (c) .............................    5.95%         (b)          4,792,000
      361,470  Aspen Insurance Holdings Ltd. (c) .................................    7.40%         (b)          9,401,835
       54,269  Aviva PLC .........................................................    8.25%      12/01/41        1,476,659
      150,515  Axis Capital Holdings Ltd., Series C (a) ..........................    6.88%         (b)          3,680,092
      264,683  Endurance Specialty Holdings Ltd., Series B (a) ...................    7.50%         (b)          6,699,127
      359,023  Hartford Financial Services Group, Inc. (a) (c) ...................    7.88%      04/15/42       10,361,404
      215,000  Maiden Holdings North America Ltd..................................    8.25%      06/15/41        5,557,750
      630,041  MetLife, Inc., Series B (a) .......................................    6.50%         (b)         15,662,819
      175,000  Montpelier Re Holdings Ltd. (a) ...................................    8.88%         (b)          4,746,000
      118,028  PartnerRe Ltd., Series E ..........................................    7.25%         (b)          3,025,058
      189,077  Reinsurance Group of America, Inc. (a) (c) ........................    6.20%      09/15/42        4,709,908
        7,000  WR Berkley Corp....................................................    5.63%      04/30/53          145,600
                                                                                                            --------------
                                                                                                                71,901,191
                                                                                                            --------------
               MULTI-UTILITIES - 0.6%
      354,500  Integrys Energy Group, Inc. (c) ...................................    6.00%      08/01/73        8,582,445
                                                                                                            --------------
               REAL ESTATE INVESTMENT TRUSTS - 2.5%
      245,007  CommonWealth REIT (a) .............................................    5.75%      08/01/42        4,787,437
      178,774  CommonWealth REIT, Series E (a) ...................................    7.25%         (b)          4,102,863
       90,000  Digital Realty Trust, Inc., Series E (a) ..........................    7.00%         (b)          2,079,000
      110,285  DuPont Fabros Technology Inc., Series A (a) .......................    7.88%         (b)          2,729,554
       62,848  EPR Properties, Series F ..........................................    6.63%         (b)          1,375,743
       61,206  Hospitality Properties Trust, Series D ............................    7.13%         (b)          1,508,116
       30,980  Kilroy Realty Corp., Series G .....................................    6.38%         (b)            666,380
      150,541  Kilroy Realty Corp., Series H (a) .................................    6.88%         (b)          3,456,421
       22,444  Kimco Realty Corp., Series H ......................................    6.90%         (b)            554,816

Page 6                        See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      313,699  National Retail Properties, Inc., Series D (a) ....................    6.63%         (b)     $    7,164,885
       25,911  PS Business Parks, Inc., Series S .................................    6.45%         (b)            588,957
        5,740  Public Storage, Series Q ..........................................    6.50%         (b)            141,720
       33,338  Regency Centers Corp., Series 6 ...................................    6.63%         (b)            759,773
       99,794  Taubman Centers, Inc., Series J ...................................    6.50%         (b)          2,227,402
       70,879  Taubman Centers, Inc., Series K ...................................    6.25%         (b)          1,529,569
       26,348  Vornado Realty Trust, Series I ....................................    6.63%         (b)            632,352
       88,499  Vornado Realty Trust, Series J ....................................    6.88%         (b)          2,194,775
                                                                                                            --------------
                                                                                                                36,499,763
                                                                                                            --------------

               WIRELESS TELECOMMUNICATION SERVICES - 0.2%
       29,358  Telephone & Data Systems, Inc......................................    6.63%      03/31/45          715,454
       57,253  Telephone & Data Systems, Inc......................................    6.88%      11/15/59        1,403,271
       25,790  United States Cellular Corp........................................    6.95%      05/15/60          634,950
                                                                                                            --------------
                                                                                                                 2,753,675
                                                                                                            --------------
               TOTAL $25 PAR PREFERRED SECURITIES ........................................................     326,291,559
               (Cost $340,534,192)                                                                          --------------


$50 PAR PREFERRED SECURITIES - 0.2%

               CONSUMER FINANCE - 0.2%
       54,367  SLM Corp., Series A ...............................................    6.97%         (b)          2,556,880
                                                                                                            --------------
               TOTAL $50 PAR PREFERRED SECURITIES ........................................................       2,556,880
               (Cost $2,677,798)                                                                            --------------


$100 PAR PREFERRED SECURITIES - 2.8%

               COMMERCIAL BANKS - 2.8%
       80,000  AgriBank FCB (c) ..................................................    6.88%         (b)          8,036,800
      175,000  CoBank ACB, Series F (a) (c) (d) (f) ..............................    6.25%         (b)         17,423,438
       50,000  CoBank ACB, Series G (a) (f) ......................................    6.13%         (b)          4,431,250
      100,000  Farm Credit Bank of Texas (c) (d) (f) .............................    6.75%         (b)         10,021,880
                                                                                                            --------------
               TOTAL $100 PAR PREFERRED SECURITIES .......................................................      39,913,368
               (Cost $41,913,750)                                                                           --------------


$1,000 PAR PREFERRED SECURITIES - 4.6%

               COMMERCIAL BANKS - 1.4%
       10,000  AgStar Financial Services ACA (c) (d) (f) .........................    6.75%         (b)          9,990,000
        9,959  Santander Finance Preferred SAU, Series 11 (a) (c) ................   10.50%         (b)         10,263,994
                                                                                                            --------------
                                                                                                                20,253,994
                                                                                                            --------------

               DIVERSIFIED FINANCIAL SERVICES - 1.1%
       15,000  Pitney Bowes International Holdings Inc.,
                  Series F (a) (d) (f) ...........................................    6.13%         (b)         15,633,750
                                                                                                            --------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                     STATED       STATED
   SHARES                                  DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
$1,000 PAR PREFERRED SECURITIES (CONTINUED)

               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
       16,000  Centaur Funding Corp. (a) (d) (f) .................................    9.08%      04/21/20   $   19,715,000
                                                                                                            --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.7%
        8,000  Sovereign Real Estate Investment Trust (d) (f) ....................   12.00%         (b)         10,158,192
                                                                                                            --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES .....................................................      65,760,936
               Cost ($66,324,484)                                                                           --------------

                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES - 97.6%

                  CAPITAL MARKETS - 3.9%
$  28,850,000  Deutsche Bank Capital Funding Trust VII (a) (c) (d) ...............    5.63%         (b)         29,859,750
   26,288,000  Goldman Sachs Capital I (a) .......................................    6.35%      02/15/34       26,385,529
                                                                                                            --------------
                                                                                                                56,245,279
                                                                                                            --------------
               COMMERCIAL BANKS - 33.3%
   18,600,000  Banco Bilbao Vizcaya Argentaria S.A. (c) ..........................    9.00%         (b)         19,358,880
    9,940,000  Barclays Bank PLC (d) .............................................   10.18%      06/12/21       13,214,286
   10,000,000  Barclays Bank PLC (a) .............................................    7.63%      11/21/22       10,340,000
   21,000,000  Barclays Bank PLC (a) (c) .........................................    7.75%      04/10/23       22,233,750
    6,000,000  Barclays Bank PLC (a) (c) (d) .....................................    7.43%         (b)          6,645,000
   16,750,000  BBVA International Preferred SAU (a) (c) ..........................    5.92%         (b)         15,828,750
   17,000,000  BNP Paribas S.A. (a) (c) (d) ......................................    7.20%         (b)         17,786,250
    7,500,000  BPCE S.A. (a) (c) (d) .............................................   12.50%         (b)          9,665,625
    3,000,000  BPCE S.A...........................................................   13.00%         (b)          3,457,020
   20,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                  BA (c) .........................................................    8.40%         (b)         22,080,000
   24,604,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                  BA (a) (c) (d) .................................................   11.00%         (b)         32,568,389
    6,000,000  Credit Agricole S.A. (a) (c) (d) ..................................    8.38%         (b)          6,787,500
    5,000,000  Dresdner Funding Trust I (d) ......................................    8.15%      06/30/31        5,087,500
    8,700,000  Fifth Third Capital Trust IV (a) (c) ..............................    6.50%      04/15/37        8,591,250
    4,000,000  HSBC USA Capital Trust II (a) (d) .................................    8.38%      05/15/27        4,066,248
    9,000,000  LBG Capital No.1 PLC (c) (d) ......................................    8.00%         (b)          9,594,000
   13,500,000  Lloyds Bank PLC (a) (c) (d) .......................................   12.00%         (b)         18,326,250
   22,755,000  Lloyds Banking Group PLC (a) (c) (d) ..............................    5.92%         (b)         21,219,037
   23,500,000  Lloyds Banking Group PLC (a) (c) (d) ..............................    6.27%         (b)         22,060,625
   23,020,000  M&T Bank Corp. (a) (d) ............................................    6.88%         (b)         23,465,759
   10,000,000  Macquarie PMI LLC .................................................    8.38%         (b)         10,577,000
    9,964,000  Mizuho Capital Investment USD 2, Ltd. (a) (c) (d) .................   14.95%         (b)         10,860,959
    2,000,000  Natixis (a) (c) ...................................................   10.00%         (b)          2,318,696
   10,754,000  Natixis (a) (c) (d) ...............................................   10.00%         (b)         12,467,628
    4,200,000  NIBC Bank N.V......................................................    7.63%         (b)          3,664,500
   24,600,000  Royal Bank of Scotland Group PLC, Series U (a) (c) ................    7.64%         (b)         23,800,500
   20,000,000  Royal Bank of Scotland PLC (The) (c) ..............................    9.50%      03/16/22       23,355,520
   13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (d) .....................    9.50%         (b)         17,557,482
   15,184,000  Standard Chartered Bank (c) .......................................    9.50%         (b)         16,512,600
    4,500,000  Standard Chartered PLC (a) (c) (d) ................................    6.41%         (b)          4,778,438
   46,000,000  Wells Fargo & Co., Series K (a) (c) ...............................    7.98%         (b)         52,095,000

Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               COMMERCIAL BANKS (CONTINUED)
$   6,800,000  Zions Bancorporation (a) (c) ......................................    5.80%         (b)     $    6,109,800
    9,000,000  Zions Bancorporation, Series J (c) ................................    7.20%         (b)          9,022,500
                                                                                                            --------------
                                                                                                               485,496,742
                                                                                                            --------------
               DIVERSIFIED FINANCIAL SERVICES - 15.8%
   25,500,000  Bank of America Corp., Series K (a) (c) ...........................    8.00%         (b)         28,373,442
   20,000,000  Bank of America Corp., Series M (a) (c) ...........................    8.13%         (b)         22,452,860
   17,250,000  Citigroup, Inc. (a) (c) ...........................................    5.95%         (b)         16,452,187
      800,000  Citigroup, Inc., Series E (c) .....................................    8.40%         (b)            888,836
   47,500,000  General Electric Capital Corp., Series A (a) (c) ..................    7.13%         (b)         53,049,045
   20,520,000  Glen Meadow Pass Through Trust (a) (c) (d) ........................    6.51%      02/12/67       19,801,800
   14,530,000  ING US, Inc. (a) (c) ..............................................    5.65%      05/15/53       13,883,691
   40,009,000  JPMorgan Chase & Co., Series 1 (a) (c) ............................    7.90%         (b)         44,151,812
   15,000,000  JPMorgan Chase & Co., Series R (a) (c) ............................    6.00%         (b)         14,587,500
   11,585,000  ZFS Finance USA Trust II (a) (c) (d) ..............................    6.45%      12/15/65       12,482,838
                                                                                                            --------------
                                                                                                               226,124,011
                                                                                                            --------------
               ELECTRIC UTILITIES - 3.1%
    5,000,000  Enel SpA (c) (d) ..................................................    8.75%      09/24/73        5,435,250
   14,975,000  NextEra Energy Capital Holdings, Inc.,
                  Series D (a) (c) ...............................................    7.30%      09/01/67       16,036,608
   17,500,000  PPL Capital Funding Inc., Series A (a) (c) ........................    6.70%      03/30/67       17,688,282
    4,179,000  Southern California Edison Co., Series E (a) (c) ..................    6.25%         (b)          4,367,055
                                                                                                            --------------
                                                                                                                43,527,195
                                                                                                            --------------
               ENERGY EQUIPMENT & SERVICES - 0.5%
    7,000,000  DCP Midstream LLC (a) (c) (d) .....................................    5.85%      05/21/43        6,580,000
                                                                                                            --------------
               INSURANCE - 35.2%
    2,500,000  Aegon NV (e) ......................................................    2.96%         (b)          1,974,500
   23,000,000  American International Group, Inc. (a) (c) ........................    8.18%      05/15/58       28,462,500
    5,000,000  Assured Guaranty Municipal Holdings,
                  Inc. (a) (c) (d) ...............................................    6.40%      12/15/66        3,925,000
   26,000,000  Aviva PLC (a) .....................................................    8.25%         (b)         28,730,260
    9,500,000  AXA S.A. (a) (c) (d) ..............................................    6.38%         (b)          9,393,125
   25,055,000  AXA S.A. (a) (c) (d) ..............................................    6.46%         (b)         25,587,419
    6,050,000  Catlin Insurance Co Ltd. (a) (c) (d) ..............................    7.25%         (b)          6,322,250
    8,500,000  CHUBB Corp. (a) (c) ...............................................    6.38%      03/29/67        9,307,500
   13,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c) ...................    8.25%         (b)         15,170,625
    7,000,000  CNP Assurances (c) ................................................    6.88%         (b)          7,472,500
   10,000,000  CNP Assurances (c) ................................................    7.50%         (b)         11,002,000
   12,500,000  Dai-ichi Life Insurance Co Ltd. (The) (a) (c) (d) .................    7.25%         (b)         14,271,463
   10,000,000  Friends Life Group PLC (c) ........................................    7.88%         (b)         10,762,500
   22,200,000  Genworth Holdings, Inc. (a) (c) ...................................    6.15%      11/15/66       20,184,684
   23,782,000  Hartford Financial Services Group Inc. (a) (c) ....................    8.13%      06/15/38       27,955,741
    8,100,000  Liberty Mutual Group, Inc. (a) (c) (d) ............................    7.00%      03/15/37        8,464,500
   23,000,000  Lincoln National Corp. (a) (c) ....................................    7.00%      05/17/66       23,862,500
   18,000,000  Lincoln National Corp. (a) (c) ....................................    6.05%      04/20/67       17,955,000
    6,000,000  Maiden Capital Financing Trust (d) ................................   14.00%      01/15/39        6,126,000
    6,000,000  MetLife Capital Trust IV (a) (d) ..................................    7.88%      12/15/37        6,945,000

                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

                                                                                     STATED       STATED
 PAR AMOUNT                                DESCRIPTION                                RATE       MATURITY       VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
$   7,500,000  MetLife Capital Trust X (a) (d) ...................................    9.25%      04/08/38   $    9,731,250
   16,265,000  MetLife Inc. (a) ..................................................   10.75%      08/01/39       24,356,837
   15,000,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (d) .......................    7.00%      03/15/72       16,875,000
    3,000,000  Nationwide Financial Services Capital Trust (a) ...................    7.90%      03/01/37        3,292,224
   13,000,000  Nationwide Financial Services Inc. (a) ............................    6.75%      05/15/37       12,870,000
    5,000,000  Provident Financing Trust I (a) ...................................    7.41%      03/15/38        5,510,390
   23,265,000  Prudential Financial Inc. (a) (c) .................................    8.88%      06/15/38       28,325,137
   19,389,000  Prudential PLC (c) ................................................   11.75%         (b)         21,536,332
   36,520,000  QBE Capital Funding III Ltd. (a) (c) (d) ..........................    7.25%      05/24/41       38,437,300
    5,500,000  StanCorp Financial Group Inc. (a) (c) .............................    6.90%      06/01/67        5,513,750
    3,000,000  Sumitomo Life Insurance Co. (c) (d) ...............................    6.50%      09/20/73        3,201,081
    8,000,000  Swiss Re Capital I LP (a) (c) (d) .................................    6.85%         (b)          8,560,000
   40,611,000  XL Group PLC, Series E (a) (c) ....................................    6.50%         (b)         40,042,446
                                                                                                            --------------
                                                                                                               502,126,814
                                                                                                            --------------

               METALS & MINING - 1.1%
   14,872,000  ArcelorMittal (c) .................................................    8.75%         (b)         15,994,836
                                                                                                            --------------

               MULTI-UTILITIES - 1.1%
    9,000,000  Dominion Resources, Inc. (a) (c) ..................................    7.50%      06/30/66        9,624,537
    5,000,000  RWE AG (c) ........................................................    7.00%      10/12/72        5,479,800
                                                                                                            --------------
                                                                                                                15,104,337
                                                                                                            --------------

               OIL, GAS & CONSUMABLE FUELS - 2.9%
    5,000,000  BG Energy Capital PLC (c) .........................................    6.50%      11/30/72        5,450,000
   21,720,000  Enbridge Energy Partners L.P. (a) (c) .............................    8.05%      10/01/37       24,508,891
   10,000,000  Enterprise Products Operating LLC, Series B (a) (c) ...............    7.03%      01/15/68       11,060,110
                                                                                                            --------------
                                                                                                                41,019,001
                                                                                                            --------------
               TOTAL CAPITAL PREFERRED SECURITIES ........................................................   1,392,218,215
               (Cost $1,442,450,268)                                                                        --------------


  PRINCIPAL                                                                          STATED      STATED
    VALUE                                DESCRIPTION                                 COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES - 8.9%

               CAPITAL MARKETS - 0.8%
   10,000,000  Goldman Sachs Group, Inc. (The) (a) ...............................    6.75%      10/01/37       10,956,870
                                                                                                            --------------

               COMMERCIAL BANKS - 4.7%
    2,560,000  Barclays Bank PLC (a) .............................................   10.18%      06/12/21        3,403,277
    1,010,000  BBVA Global Finance Ltd............................................    7.00%      12/01/25        1,050,159
    5,000,000  Credit Agricole SA (c) (d) ........................................    8.13%      09/19/33        5,317,500
   26,000,000  KBC Bank NV (c) ...................................................    8.00%      01/25/23       28,063,100
    8,500,000  UBS AG (a) (c) ....................................................    7.25%      02/22/22        9,320,522
   10,000,000  Wells Fargo & Co...................................................    5.38%      11/02/43       10,155,290
                                                                                                            --------------
                                                                                                                57,309,848
                                                                                                            --------------

Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

  PRINCIPAL                                                                          STATED      STATED
    VALUE                                DESCRIPTION                                 COUPON     MATURITY        VALUE
-------------  -------------------------------------------------------------------  ---------  -----------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               DIVERSIFIED FINANCIAL SERVICES - 1.6%
   10,000,000  Credit Suisse Group Guernsey I Ltd. (c) ...........................    7.88%      02/24/41   $   10,985,500
   10,000,000  UBS AG ............................................................    7.63%      08/17/22       11,419,710
                                                                                                            --------------
                                                                                                                22,405,210
                                                                                                            --------------

               INSURANCE - 2.5%
   25,500,000  Aquarius + Investments PLC for Swiss Reinsurance
                  Co. Ltd. (c) ...................................................    8.25%         (b)         27,986,250
    6,800,000  AXA S.A............................................................    8.60%      12/15/30        8,294,232
                                                                                                            --------------
                                                                                                                36,280,482
                                                                                                            --------------
               TOTAL CORPORATE BONDS AND NOTES ...........................................................     126,952,410
               (Cost $88,569,425)                                                                           --------------

               TOTAL INVESTMENTS - 137.4% ................................................................   1,960,170,626
               (Cost $1,989,035,723) (g)
               NET OTHER ASSETS AND LIABILITIES - (37.4%) ................................................    (533,006,194)
                                                                                                            --------------
               NET ASSETS - 100.0% .......................................................................  $1,427,164,432
                                                                                                            ==============


(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $556,409,762 or 38.99% of net assets.

(e) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2013.

(f) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended.

(g) Aggregate cost for financial reporting purposes is $1,988,746,028, which approximates the aggregate cost for federal income tax purposes. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $20,788,106 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $49,363,508.

                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2             LEVEL 3
                                                   TOTAL              LEVEL 1           SIGNIFICANT         SIGNIFICANT
                                                  VALUE AT             QUOTED            OBSERVABLE         UNOBSERVABLE
                                                 10/31/2013            PRICES              INPUTS              INPUTS
                                               --------------      --------------      --------------      --------------
$20 Par Preferred Securities*................. $    6,477,258      $    6,477,258      $           --      $           --
$25 Par Preferred Securities*.................    326,291,559         326,291,559                  --                  --
$50 Par Preferred Securities*.................      2,556,880           2,556,880                  --                  --
$100 Par Preferred Securities
     Commercial Banks.........................     39,913,368           8,036,800          31,876,568                  --
$1,000 Par Preferred Securities
     Commercial Banks.........................     20,253,994          10,263,994           9,990,000                  --
     Diversified Financial Services...........     15,633,750                  --          15,633,750                  --
     Diversified Telecommunication Services...     19,715,000                  --          19,715,000                  --
     Real Estate Investment Trusts............     10,158,192                  --          10,158,192                  --
Capital Preferred Securities*.................  1,392,218,215                  --       1,392,218,215                  --
Corporate Bonds and Notes*....................    126,952,410                  --         126,952,410                  --
                                               --------------      --------------      --------------      --------------
Total Investments............................. $1,960,170,626      $  353,626,491      $1,606,544,135      $           --
                                               ==============      ==============      ==============      ==============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $1,989,035,723).......................................................................         $1,960,170,626
Cash...........................................................................................             35,141,279
Prepaid expenses...............................................................................                 50,665
Receivables:
   Interest....................................................................................             27,382,645
   Investment securities sold..................................................................              1,696,841
   Dividends...................................................................................              1,205,968
   Tax reclaims................................................................................                204,042
   Other assets................................................................................                  1,466
                                                                                                        --------------
   Total Assets................................................................................          2,025,853,532
                                                                                                        --------------
LIABILITIES:
Outstanding loan...............................................................................            584,000,000
Payables:
   Investment securities purchased.............................................................             12,451,583
   Investment advisory fees....................................................................              1,429,979
   Custodian fees..............................................................................                276,955
   Administrative fees.........................................................................                232,152
   Printing fees...............................................................................                111,272
   Offering costs..............................................................................                109,603
   Audit and tax fees..........................................................................                 33,200
   Interest and fees due on loan...............................................................                 28,162
   Legal fees..................................................................................                  7,640
   Transfer agent fees.........................................................................                  4,500
   Financial reporting fees....................................................................                  4,054
                                                                                                        --------------
   Total Liabilities...........................................................................            598,689,100
                                                                                                        --------------
NET ASSETS.....................................................................................         $1,427,164,432
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................         $1,447,001,470
Par value......................................................................................                607,042
Accumulated net investment income (loss).......................................................             15,554,873
Accumulated net realized gain (loss) on investments............................................             (7,133,856)
Net unrealized appreciation (depreciation) on investments......................................            (28,865,097)
                                                                                                        --------------
NET ASSETS.....................................................................................         $1,427,164,432
                                                                                                        ==============
NET ASSET VALUE, per common share (par value $0.01 per common share)...........................         $        23.51
                                                                                                        ==============
Number of common shares outstanding (unlimited number of common shares has been authorized)....             60,704,189
                                                                                                        ==============

                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2013 (a)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $303,073)..........................................         $   40,099,640
Dividends......................................................................................             11,557,464
                                                                                                        --------------
   Total investment income.....................................................................             51,657,104
                                                                                                        --------------
EXPENSES:
Investment advisory fees.......................................................................              6,664,101
Interest and fees on loan......................................................................              1,721,669
Custodian fees.................................................................................                293,378
Administrative fees............................................................................                279,688
Printing fees..................................................................................                113,973
Legal fees.....................................................................................                 61,426
Audit and tax fees.............................................................................                 33,200
Trustees' fees and expenses....................................................................                 27,477
Listing expense................................................................................                 23,743
Transfer agent fees............................................................................                 12,500
Financial reporting fees.......................................................................                  4,054
Other..........................................................................................                  3,175
                                                                                                        --------------
   Total expenses..............................................................................              9,238,384
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS)...................................................................             42,418,720
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................             (6,225,537)
   Net change in unrealized appreciation (depreciation) on investments.........................            (28,865,097)
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................            (35,090,634)
                                                                                                        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................         $    7,328,086
                                                                                                        ==============

-----------------------------
(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        PERIOD
                                                                                         ENDED
                                                                                    10/31/2013 (a)
                                                                                    --------------
OPERATIONS:
Net investment income (loss).....................................................   $   42,418,720
Net realized gain (loss).........................................................       (6,225,537)
Net change in unrealized appreciation (depreciation).............................      (28,865,097)
                                                                                    --------------
Net increase (decrease) in net assets resulting from operations..................        7,328,086
                                                                                    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................      (27,772,166)
                                                                                    --------------

CAPITAL TRANSACTIONS:
Proceeds from common shares sold.................................................    1,449,312,512
Offering costs...................................................................       (1,704,000)
                                                                                    --------------
Net increase (decrease) in net assets resulting from shareholder transactions....    1,447,608,512
                                                                                    --------------
Total increase (decrease) in net assets..........................................    1,427,164,432

NET ASSETS:
Beginning of period..............................................................               --
                                                                                    --------------
End of period....................................................................   $1,427,164,432
                                                                                    ==============
Accumulated net investment income (loss) at end of period........................   $   15,554,873
                                                                                    ==============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common shares at beginning of period.............................................               --
Common shares sold...............................................................       60,704,189
                                                                                    --------------
Common shares at end of period...................................................       60,704,189
                                                                                    ==============

-----------------------------
(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED OCTOBER 31, 2013 (a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...............    $      7,328,086
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:

     Purchases of investments.................................................      (2,124,605,466)
     Sales, maturities and paydowns of investments............................         140,098,948
     Net realized gain/loss on investments....................................           6,225,537
     Net change in unrealized appreciation/depreciation on investments........          28,865,097
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable..........................................         (27,382,645)
     Increase in dividends receivable.........................................          (1,205,968)
     Increase in tax reclaims receivable......................................            (204,042)
     Increase in prepaid expenses.............................................             (50,665)
     Increase in other assets.................................................              (1,466)
     Increase in interest and fees on loan payable............................              28,162
     Increase in investment advisory fees payable.............................           1,429,979
     Increase in audit and tax fees payable...................................              33,200
     Increase in legal fees payable...........................................               7,640
     Increase in printing fees payable........................................             111,272
     Increase in administrative fees payable..................................             232,152
     Increase in custodian fees payable.......................................             276,955
     Increase in transfer agent fees payable..................................               4,500
     Increase in financial reporting fees payable.............................               4,054
                                                                                  ----------------
CASH USED IN OPERATING ACTIVITIES.............................................                        $ (1,968,804,670)
                                                                                                      ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of common shares sold, net of offering costs....................       1,449,312,512
     Offering costs...........................................................          (1,594,397)
     Issuance of loan.........................................................         584,000,000
     Distributions to common shareholders from net investment income..........         (27,772,166)
                                                                                  ----------------
     CASH FLOWS PROVIDED BY FINANCING ACTIVITIES..............................                           2,003,945,949
                                                                                                      ----------------
     Increase in cash.........................................................                              35,141,279
                                                                                                      ----------------
     Cash at end of period....................................................                        $     35,141,279
                                                                                                      ================
     SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid during the period for interest and fees........................                        $      1,693,507
                                                                                                      ================

-----------------------------
(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    FOR THE PERIOD
                                                     5/23/2013 (a)
                                                        THROUGH
                                                      10/31/2013
                                                   -----------------
Net asset value, beginning of period ..............   $     23.88 (b)
                                                      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................          0.70
Net realized and unrealized gain (loss) ...........         (0.64)
                                                      -----------
Total from investment operations ..................          0.06
                                                      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .............................         (0.46)
                                                      -----------
Common Shares offering costs charged to
   paid-in capital ................................         (0.03)
                                                      -----------
Premiums from shares sold in at the market
   offerings ......................................          0.06
                                                      -----------
Net asset value, end of period ....................   $     23.51
                                                      ===========
Market value, end of period .......................   $     21.01
                                                      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c) .........          0.60%
                                                      ===========
TOTAL RETURN BASED ON MARKET VALUE (c) ............        (14.13)%
                                                      ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $ 1,427,164
Ratio of total expenses to average net assets .....          1.53% (d)
Ratio of total expenses to average net assets .....
   excluding interest expense .....................          1.24% (d)
Ratio of net investment income (loss) to
   average net assets .............................          7.01% (d)
Portfolio turnover rate ...........................            11%
INDEBTEDNESS: .....................................
Total loan outstanding (in 000's) .................   $   584,000
Asset coverage per $1,000 of indebtedness (e)......   $     3,444

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning NAV is net of sales load of $1.125 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d)   Annualized.

(e) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.

                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPF on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid, and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) National Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sales price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at their closing bid price.

      Debt securities having a maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013

price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013


The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the period ended October 31, 2013, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $908,319, and a decrease in accumulated net realized gain (loss) on investments of $908,319. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal period ended October 31, 2013 was as follows:

Distributions paid from:

Ordinary income..................................  $   27,772,166
Capital gain.....................................              --
Return of capital................................              --

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income....................  $   15,265,178
Undistributed capital gains......................              --
                                                   --------------
Total undistributed earnings.....................      15,265,178
Accumulated capital and other losses.............      (7,133,856)
Net unrealized appreciation (depreciation).......     (28,575,402)
                                                   --------------
Total accumulated earnings (losses)..............     (20,444,080)
Other............................................              --
Paid in Capital..................................   1,447,608,512
                                                   --------------
Net Assets.......................................  $1,427,164,432
                                                   ==============

D. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had capital loss carryforwards of $7,133,856 for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2013, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions. Tax year ended 2013 remains open for audit.

E. EXPENSES

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013


F. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended October 31, 2013.

G. ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11: "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements, and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. There was no material impact on the current financial statements as a result of these new standards.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor"), a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and the "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the Fund was $2,137,057,049 and $141,795,789, respectively.

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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013


                                 5. BORROWINGS

On June 4, 2013, the Fund entered into a committed facility agreement with Bank of America Merrill Lynch that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The average amount outstanding between June 4, 2013 and October 31, 2013, was $444,426,667 with a weighted average interest rate of 0.84%. As of October 31, 2013, the Fund had outstanding borrowings of $584,000,000 under this committed facility agreement. The high and low annual interest rates for the period ended October 31, 2013, were 0.90% and 0.87%, respectively. The interest rate at October 31, 2013, was 0.87%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.1525 per share to Common Shareholders of record on December 4, 2013, payable December 10, 2013.

On December 17, 2013, the Fund declared a dividend of $0.1525 per share with an additional special distribution of $0.0763 per share to Common Shareholders of record on December 31, 2013, payable on January 15, 2014.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST INTERMEDIATE DURATION
PREFERRED & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Intermediate Duration Preferred & Income Fund as of October 31, 2013, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013


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ADDITIONAL INFORMATION
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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by Computershare Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                          Dividends Received Deduction
                         ------------------------------
                                     63.45%

For the taxable year ended October 31, 2013, the following percentage of income dividends paid by the Fund is hereby designated as qualified divided income:

                           Qualified Dividend Income
                         -----------------------------
                                     65.15%


                   BOARD CONSIDERATIONS REGARDING APPROVAL OF
               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Intermediate Duration & Preferred Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on March 10-11, 2013. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the proposed advisory fee and sub-advisory fee for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisor under the Agreements, and noted that employees of the Advisor provide management services to other investment companies in the First Trust fund complex with diligence and care. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board noted the efforts expended by the Advisor in organizing the Fund and making arrangements for entities to provide services to the Fund. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. The Board considered its familiarity with the Sub-Advisor, which sub-advises the First Trust Preferred Securities and Income Fund (the "Open-End Fund"), an open-end fund, and the First Trust Preferred Securities and Income ETF (the "ETF"), an actively managed exchange-traded fund, for both of which the Advisor serves as investment manager. At the meeting, the Trustees received a presentation from one of the portfolio managers, and were able to ask

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ADDITIONAL INFORMATION (CONTINUED)
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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)


questions about the Sub-Advisor's proposed investment strategies for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees to be paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the proposed advisory fee and the estimated expense ratio assuming an asset level for the Fund as compared to the advisory fees and expense ratios of a peer group of other leveraged closed-end funds selected by Lipper. The Board noted that the Fund's proposed contractual advisory fee was higher than the median of the Lipper peer group. The Board also reviewed data prepared by the Advisor showing the Fund's proposed advisory fee as compared to an additional group of peer funds provided by the Advisor. The Board considered the proposed sub-advisory fee rate and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to the Sub-Advisor would be paid by the Advisor from its advisory fee. The Board considered the Advisor's statement that it does not provide investment advisory services to other clients that have similar investment objectives and policies as the Fund, except for the Open-End Fund and the ETF. The Board noted that the Open-End Fund pays a slightly lower advisory fee and the ETF pays a unitary fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor's sub-advisory fee for the Fund was equal to or slightly higher than the fees the Sub-Advisor charges to other similar clients, including the Open-End Fund and the ETF. Since the Fund is newly organized, the Board could not consider investment performance of the Fund. The Board did review performance information for the Sub-Advisor's Standard Taxable Preferreds Composite, which the Sub-Advisor stated was managed similarly to the proposed strategy for the Fund. On the basis of all the information provided on the fees and estimated expenses of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services expected to be provided by the Advisor and the Sub-Advisor under the Agreements.

The Board considered the Advisor's representation that the proposed advisory fee was not structured to pass the benefits of any economies of scale on to shareholders. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex and indicated that, because the Fund is a closed-end fund, the Advisor believed that any discussion of economies of scale was not material to a discussion of the advisory fee structure. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Advisory Agreement to the Advisor. The Board noted that the Sub-Advisor commented on its estimated profitability under the Sub-Advisory Agreement in its written response to the Board and noted the Sub-Advisor's statement that because it will need to borrow to cover its portion of the structuring fee payable to the Fund's underwriters, the Sub-Advisor did not expect to earn a profit under the Sub-Advisory Agreement for up to two years. The Board noted that the Sub-Advisor is an affiliate of the Advisor and that it was expected that the Advisor would finance the Sub-Advisor's payment of its portion of the underwriters' structuring fee. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services to be provided pursuant to a separate Fund Reporting Services Agreement. The Board considered the fall-out benefits described by the Sub-Advisor that may be realized from its relationship with the Fund. The Board noted that neither the Advisor nor the Sub-Advisor maintained any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)


LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)


The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              SERVICE(2)                   DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three Year Term   Physician; President, Wheaton Orthopedics;        105        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real
120 East Liberty Drive,          o Since Fund        Estate Limited Partnership; Member,
  Suite 400                        Inception         Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Three Year Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Fund        (May 2007 to March 2010),                                    Inc. and ADM
  Suite 400                        Inception         ADM Investor Services, Inc.                                  Investor Services
Wheaton, IL 60187                                    (Futures Commission Merchant)                                International
D.O.B.: 11/57

Robert F. Keith, Trustee         o Three Year Term   President (2003 to Present), Hibs                 105        Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,          o Since Fund        Consulting)                                                  of Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Three Year Term   President and Chief Executive Officer (June       105        Director of
c/o First Trust Advisors L.P.                        2013 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,          o Since Fund        (Educational Products and Services), President               Transport Inc.
  Suite 400                        Inception         (June 2002 to June 2013), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and   o Three Year Term   Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                        Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 East Liberty Drive, Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since Fund Inception   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present),
120 East Liberty Drive, Officer and Chief                                      Senior Vice President (April 2007 to
   Suite 400            Accounting Officer           o  Since Fund Inception   January 2011), First Trust Advisors L.P.
Wheaton, IL 60187                                                              and First Trust Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 East Liberty Drive, Legal Officer                                          Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 East Liberty Drive,                                                        Vice President (September 2005 to July 2012),
   Suite 400                                         o  Since Fund Inception   First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel,
120 East Liberty Drive, and Assistant Secretary                                First Trust Advisors L.P. and
   Suite 400                                         o  Since Fund Inception   First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66

-----------------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2013


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT
Computershare Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $47,250 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $7,000 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on May 23, 2013 through October 31, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
             (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year beginning from Registrant's inception on May 23, 2013 through October 31, 2013, were $0 for the Registrant and $0 for the Registrant's investment adviser.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 5, 2014.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CIO of Stonebridge Advisors LLC

Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country.

As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm's clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, Vice President, Portfolio Manager and Senior Credit Analyst

Mr. Wolf brings 14 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate.

Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Danielle Salters, CFA, Credit Analyst

Ms. Salters has six years of investment management experience of which five years have been focused on fixed-income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client.

Previously, Ms. Salters was employed by UBS Financial Services, Inc., where she worked in Taxable Fixed-Income Sales and, later, served as the Fixed-Income Specialist to a Portfolio Manager. Ms. Salters received her A.B. in economics from Duke University in 2007.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


Information provided as of October 31, 2013.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
-----------------------------    ----------------------------------  -------------  ------------  -----------------  --------------
     1.  Scott T. Fleming        Registered Investment Companies           2          $272.68M            0                 0

                                 Other Pooled Investment Vehicles        1509         $336.87M            0                 0

                                 Other Accounts                          1832         $990.97M            0                 0
     2.  Danielle Salters, CFA   Registered Investment Companies           2          $272.68M            0                 0

                                 Other Pooled Investment Vehicles        1509         $336.87M            0                 0

                                 Other Accounts                          1832         $990.97M            0                 0
     3.  Robert Wolf             Registered Investment Companies           2          $272.68M            0                 0

                                 Other Pooled Investment Vehicles        1509         $336.87M            0                 0

                                 Other Accounts                          1832         $990.97M            0                 0


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Stonebridge Advisors LLC's ("Stonebridge") Preferred Securities investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between its separately managed accounts and the Fund. In the case where Stonebridge does block trades that involve the Fund and other accounts, Stonebridge follows its trade allocation policy and handles the trade in a fair and equitable manner.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2013.

Annual salary plus mid-year and year-end discretionary bonus based on performance of individual, firm as a whole, company profitability, and asset growth.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of October 31, 2012.

                                      Dollar Range of Fund Shares
      Name                                Beneficially Owned


      Scott T. Fleming                            $0

      Danielle Salters, CFA                       $0

      Robert Wolf                                 $0


(b)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
              ---------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     ---------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.